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[LOGO OF METLIFE INVESTORS]                           INDIVIDUAL VARIABLE                             SEND APPLICATION AND CHECK TO:
                                                      ANNUITY APPLICATION                                    FIRST METLIFE INVESTORS
Home Office Address (no correspondence)       PrimElite III(SM) is a service mark                                  INSURANCE COMPANY
200 Park Avenue . New York, NY 10166          of Citigroup Inc. or its affiliates              Policy Service Office: P.O. Box 10426
                                                  and is used under license to                           Des Moines, Iowa 50306-0426
PrimElite III(SM)                           First MetLife Investors Insurance Company.    FOR ASSISTANCE CALL: 800-789-3662 Option 2
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security/Tax ID Number             -            -
                                                                                          ___________   ___________   ___________


                                                                   Sex [ ] M  [ ] F        Date of Birth/Trust ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________


  _______________________________________________________________  Social
  Name         (First)        (Middle)       (Last)                Security Number               -                -
                                                                                   _____________   ______________   _____________


                                                                   Sex [ ] M  [ ] F        Date of Birth ______/______/______

  _______________________________________________________________
  Address      (Street)       (City)         (State)      (Zip)    Phone(_____) _________________________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

  Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
  Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint
  Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Primary Name                      Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

                                                                                                  -           -
  __________________________________________________________________________________________________________________________________
  Contingent Name                   Address                           Relationship          Social Security Number          %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                        6. PURCHASE PAYMENT
________________________________________________________________________________    ________________________________________________

  [ ] NON-QUALIFIED                                                                 Funding Source of Purchase Payment
  QUALIFIED                                                                         __________________________________
  [ ] 401
  [ ] 403(b) TSA ROLLOVER*                                                          [ ] 1035 Exchange    [ ] Check      [ ] Wire

                                                                                    Initial Purchase
  408 IRA* (check one of the options listed below)                                  Payment $ ______________________________________
                                                                                                       Make Check Payable to
  Traditional IRA            SEP IRA                    Roth IRA                                       MetLife Investors
  _______________            _______                    ________
                                                                                    (Estimate dollar amount for 1035 exchanges,
  [ ] Transfer               [ ] Transfer               [ ] Transfer                 transfers, rollovers, etc.)
  [ ] Rollover               [ ] Rollover               [ ] Rollover
  [ ] Contribution - Year___ [ ] Contribution - Year___ [ ] Contribution - Year___  Minimum Initial Purchase Payment:
                                                                                      $5,000 Non-Qualified   $2,000 Qualified
  *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
________________________________________________________________________________    ________________________________________________

6401 (6/05)                                                                                                                APPVAPENY
                                                                                                                           506
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_________________________________________________________________

RIDERS                                                             9. REPLACEMENTS
_________________________________________________________________  _________________________________________________________________

7. BENEFIT RIDERS (subject to age restrictions)                    Does the applicant have any existing life insurance policies or
                                                                   annuity contracts?                                [ ] Yes [ ] No
These riders may only be chosen at time of application. Please
note, there are additional charges for the optional riders. ONCE   Is this annuity being purchased to replace any existing life
ELECTED THESE OPTIONS MAY NOT BE CHANGED.                          insurance or annuity policy(ies)?                 [ ] Yes [ ] No

1) DEATH BENEFIT RIDERS (Check one. If no election is made, the    If "Yes," applicable disclosure and replacement
Principal Protection option will apply).                           forms must be attached.
       [ ] Principal Protection                                    _________________________________________________________________
       [ ] Annual Step-Up
       [ ] Compounded-Plus                                         10. ACKNOWLEDGEMENT AND AUTHORIZATION
2) [ ] Other __________________________________________________    _________________________________________________________________
_________________________________________________________________
                                                                   I (We) agree that the above information and statements and those
SIGNATURES                                                         made on all pages of this application are true and correct to the
_________________________________________________________________  best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the
8. SPECIAL REQUESTS                                                current prospectus of First MetLife Investors Variable Annuity
                                                                   Account  One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR
                                                                   WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS
                                                                   TO DOLLAR AMOUNT.
                                                                   _________________________________________________________________
                                                                   _________________________________________________________________


                                                                   _________________________________________________________________
                                                                         (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)


                                                                   _________________________________________________________________
                                                                                     (JOINT OWNER SIGNATURE & TITLE)


                                                                   _________________________________________________________________
                                                                              (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)



                                                                   Signed at _______________________________________________________
                                                                                          (City)                   (State)


                                                                   Date ____________________________________________________________

                                                                   _________________________________________________________________

                                                                   11. AGENT'S REPORT
                                                                   _________________________________________________________________

                                                                   Does the applicant have any existing life insurance policies or
                                                                   annuity contracts?                                [ ] Yes [ ] No

                                                                   Is this annuity being purchased to replace any existing life
                                                                   insurance or annuity policy(ies)?                 [ ] Yes [ ] No


                                                                   _________________________________________________________________
                                                                                            AGENT'S SIGNATURE


                                                                   _________________________________________________________________
                                                                                                  Phone


                                                                   _________________________________________________________________
                                                                                         Agent's Name and Number


                                                                   _________________________________________________________________
                                                                                      Name and Address of Firm


                                                                   _________________________________________________________________
                                                                                State License ID Number (Required for FL)


                                                                   _________________________________________________________________
                                                                                          Client Account Number
_________________________________________________________________  _________________________________________________________________

6401 (6/05)                                                                                                                APPVAPENY
                                                                                                                           506
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